UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): March 26, 2014

RESOLUTE ONCOLOGY INC.
(Exact name of registrant as specified in its charter)

Nevada	333-166848	27-0535237
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation or organization)

1200 Route 22 East, Suite 2000, Bridgewater New Jersey 08807
(Address of principal executive offices)

908 253-3590
(Registrant's telephone number, including area code)

4759 Kester Avenue, Sherman Oaks, CA 91403
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

On March 26, 2014, the Company received written notification of the termination of the binding term sheet, dated October 15, 2013 (“Term Sheet”), with Update Pharma Inc. (“Update”). The Term Sheet, which had been previously announced ,superseded and replaced that certain Merger Agreement, dated September 9, 2013, pursuant to which the Company and Update had intended, subject to certain conditions, to enter into a definitive asset purchase agreement for Update’s acquisition of all of the assets and liabilities of the Company’s European operation, consisting of Resolute Oncology Limited and Resolute Oncology GmbH.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 2, 2014	RESOLUTE ONCOLOGY INC.

By: /s/Blair Sorby
Blair Sorby
President, Director

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